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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): October 1, 2002

                                    Commission File Number: 333-82617

         Michigan                   Venture Holdings Company LLC                38-3470015

         Michigan                   Vemco, Inc.                                 38-2737797

         Michigan                   Venture Industries Corporation              38-2034680

         Michigan                   Venture Mold & Engineering Corporation      38-2556799

         Michigan                   Venture Leasing Company                     38-2777356

         Michigan                   Vemco Leasing, Inc.                         38-2777324

         Michigan                   Venture Holdings Corporation                38-2793543

         Michigan                   Venture Service Company                     38-3024165

         Michigan                   Experience Management, LLC                  38-3382308

         Michigan                   Venture Europe, Inc.                        38-3464213

         Michigan                   Venture EU Corporation                      38-3470019

         (State or other            (Exact name of registrant as                (I.R.S. Employer
         jurisdiction of            specified in its charter)                   Identification
         incorporation or                                                       Number)
         organization)
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                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.

         On October 1, 2002, the German Municipal Court Freiburg commenced formal insolvency proceedings against Peguform GmbH & Co. KG, Venture
Verwaltungs GmbH, Venture Beteiligungs GmbH and Venture Germany GmbH
(collectively, the "German Subsidiaries"). The court has retained the previously appointed temporary administrator to act as the administrator in the formal proceeding. Each of the German Subsidiaries are indirect, wholly-owned subsidiaries of Venture Holdings Company LLC ("Venture"). As previously reported, in May 2002, certain managing directors of the German Subsidiaries filed for the institution of preliminary insolvency proceedings under the German
Insolvency Act.

         Venture is currently continuing its negotiations with its customers, lenders and other constituencies to ensure the ongoing maintenance and stability of its operations, without disruption to its customers. Venture will provide further information regarding the status of the German insolvency proceeding and other material developments as they arise.

         This report includes a number of "forward looking" statements within the meaning of the Securities Exchange Act of 1934 and is subject to a number of risks and uncertainties. Such factors include, among others, the following:
uncertainty and risk related to the German preliminary insolvency proceeding and the potential commencement of a formal insolvency proceeding; international, national and local political, economic and market conditions; incremental costs, slowed automobile production or other effects that may occur as a result of possible future terrorist attacks; demographic changes; the size and growth of the automobile market or the plastic automobile component market; our ability to sustain, manage or forecast our growth; the size, timing and mix of purchases of our products; our ability to realize savings from our focus on reducing and controlling costs; our ability to realize the benefits of general tax reduction plans; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; dependence upon original equipment manufacturers; liability and other claims asserted against us; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results;
unfavorable currency exchange rates relative to the U.S. dollar; changes in business strategy or development plans; business disruptions; product recalls;
warranty costs; the ability to attract and retain qualified personnel; the ability to protect technology; retention of earnings; control and the level of affiliated transactions.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VENTURE HOLDINGS COMPANY LLC
                                      VEMCO, INC.
                                      VENTURE INDUSTRIES CORPORATION
                                      VENTURE MOLD & ENGINEERING CORPORATION
                                      VENTURE LEASING COMPANY
                                      VEMCO LEASING, INC.
                                      VENTURE HOLDINGS CORPORATION
                                      VENTURE SERVICE COMPANY
                                      EXPERIENCE MANAGEMENT LLC
                                      VENTURE EUROPE, INC.
                                      VENTURE EU CORPORATION


Date: October 1, 2002                 By:     /s/ James E. Butler
                                         ---------------------------------------
                                          James E. Butler
                                          Executive Vice President






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